UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2006

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

The Registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 22, 2006 (the “Form 8-K”), in order to provide a revised press release to correct certain errors reported in Item 2.02 of the Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On March 22, 2006, the Registrant issued a press release announcing its financial results for its first fiscal quarter ended March 3, 2006. The press release, entitled “Adobe Reports Record Q1 Financial Results,” included a separate line item classification on the Consolidated Statement of Income for amortization of deferred compensation associated with the acquisition of Macromedia, Inc. This line item should have been allocated to research and development, sales and marketing, and general and administrative expenses. This revised press release allocates the deferred compensation among the income statement line items noted above. A copy of the revised press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Revised press release dated March 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: March 23, 2006	By:	/s/ MURRAY J. DEMO
Murray J. Demo Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Revised press release issued on March 22, 2006 entitled “Adobe Reports Record Q1 Financial Results.”